UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 14, 2008

GENETHERA, INC.

(Exact name of registrant as specified in its charter)

Nevada	33-142603	65-0622463
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3930 Youngfield Street, Wheat Ridge, CO		80033
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (303) 463-6371

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 21, 2008 by an order of the Public Company Accounting Oversight Board ("Board" or "PCAOB") revoked the registration of Jaspers and Hall, P.C. and barring its two partners, Thomas M. Jaspers, CPA and Patrick A. Hall, CPA, from being associated persons of a registered public accounting firm.  Thus, Board of Directors voted on November 10, 2008 to terminate its relationship with its independent auditors.  There were no disagreements with Jaspers and Hall, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the fiscal years ended 2006 and 2007 and the subsequent interim period through October 21, 2008.  Jaspers and Hall did not review or audit our financial statements after October 21, 2008.  For the annual reports on Form 10-K for the fiscal years ended 2006 and 2007 and quarterly reports on Form 10-Q from 2006 up through October 21, 2008 our auditor’s had issued opinions in each of the reports covered during the periods described above regarding the Company’s ability to continue as a going concern.  There were no other adverse opinions or disclaimer of opinions that were qualified or modified as to uncertainty, audit scope or accounting principles for the annual reports on Form 10-K for the fiscal years ended 2006 and 2007 and quarterly reports on Form 10-Q from 2006 up through October 21, 2008.

On November 10, 2008 the board of directors voted to engage W. T. Uniack & Co. CPA’s P.C. as the issuer’s new independent auditors for the year ended December 31, 2008 and quarterly reviews thereon. The Company did not consult its new auditor W. T. Uniack & Co. CPA’s P.C concerning the registrant's two most recent fiscal years ended 2006 and 2007, and the subsequent interim periods prior to engaging that accountant regarding whether the application of accounting principles to a specified transaction, either completed or proposed; nor the type of audit opinion that might be rendered on the registrant's financial statements, and no written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
16.1	Consent from Jaspers & Hall, P.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeneThera, Inc.
(Registrant)

Date	December 3, 2008

/s/ Tony Milici, M.D., Ph.D.
(Signature)
Print Name: Tony Milici, M.D., Ph.D.
Title: Chief Executive Officer